Debevoise & Plimpton
                             555 13th Street, N.W.
                             Washington, D.C. 20004

February 28, 1996

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                       THE HAVEN CAPITAL MANAGEMENT TRUST
                       Post-Effective Amendment No. 6 to
                      Registration Statement on Form N-1A
                   (Registration Nos. 33-76670 and 811-8428)

Ladies and Gentlemen:

     On behalf of The Haven Capital Management Trust (the "Trust"), pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"), we transmit herewith in electronic form Post-Effective Amendment No. 6 under the 1933 Act and Amendment No. 7 under the Investment Company
Act of 1940, as amended, to the Trust's Registration Statement on Form N-1A (the "Amendment"), together with exhibits thereto.

     As indicated on the facing sheet of this Amendment, Registrant proposes that the amendment shall be effective pursuant to subparagraph (b) of Rule 485 under the 1933 Act and has made the required certification on the signature page. In our capacity as counsel to the Registrant, we have reviewed the Amendment and, in our view, such amendment does not contain disclosures that would render it ineligible to become effective under subparagraph (b) of Rule 485.

     No registration fee is required to be paid by the Trust. The original signature page to the Amendment has been manually executed and will be retained by the Trust.

     Please telephone the undersigned at (202) 383-8058 with any questions about this Amendment.

                                     Very truly yours,

                                     /s/ Marcia L. MacHarg
                                     Marcia L. MacHarg

Enclosure

cc: Kevin C. Rupert (w/enclosure)




                       THE HAVEN CAPITAL MANAGEMENT TRUST

                                   FORM N-1A

                             CROSS REFERENCE SHEET

  Part A                                           Prospectus Caption
  Item No.                                         ------------------
  --------

    1.      Cover Page .......................     Cover Page

    2.      Synopsis .........................     Shareholder and Fund
                                                   Expenses

    3.      Condensed Financial Information ..     Financial Highlights

    4.      General Description of Registrant      Cover Page; The Fund and
                                                   Its Investment Objectives;
                                                   General Information

    5.      Management of the Fund ...........     Management of the Fund

   5A.      Management's Discussion of Fund
            Performance ......................     Not applicable

    6.      Capital Stock and Other Securities     General Information;
                                                   Dividends and
                                                   Distributions; Taxes;
                                                   Management of the Fund

    7.      Purchase of Securities Being Offered   How to Purchase Shares;
                                                   Management of the Fund;
                                                   Net Asset Value

    8.      Redemption or Repurchase .........     How to Redeem Shares

    9.      Pending Legal Proceedings ........     Not applicable


 Part B                                                 Statement of
Item No.                                           Additional/Information
--------                                                   Caption
                                                           -------
  10.     Cover ............................  Cover Page

  11.     Table of Contents ................  Contents

  12.     General Information and History...   See Prospectus - "The
                                               Exchange"

  13.     Investment Objectives                Investment Objective;
          and Policies......................   Investment Restrictions;
                                               Investment Policies

  14.     Management of the Fund ...........   See Prospectus - "Management
                                               of the Fund"; Management of
                                               the Fund

  15.     Control Persons and Principal        Control Persons and Principal
          Holders of Securities ............   Holders of Securities

  16.     Investment Advisory and              Management of the Fund;
          Other Services ...................   Auditors and Counsel; See
                                               Prospectus - "Management of
                                               the Fund"

  17.     Brokerage Allocation
          and Other Practices ..............   Portfolio Transactions

  18.     Capital Stock and                    Shares of Beneficial
          Other Securities .................   Interests and Other
                                               Securities; See Prospectus -
                                               "Dividends and
                                               Distributions," "How to
                                               Redeem Shares," "Taxes" and
                                               "General Information."

  19.     Purchase, Redemption and             Additional Purchase and
          Pricing of Securities                Redemption Information; See
          Being Offered ....................   Prospectus - "How to
                                               Purchase Shares," "How to
                                               Redeem Shares" and "Net Asset
                                               Value"

  20.     Tax Status .......................   See Prospectus -
                                               "Dividends" and "Taxes";
                                               Additional Information
                                               Concerning Taxes

  21.     Underwriters .....................   See Prospectus -
                                               "Management of the Fund" and
                                               "The Fund and Its Investment
                                               Objective"

  22.     Calculations of                      Determination of Performance
          Performance Data .................   Data

  23.     Financial Statements .............   Report of Independent
                                               Certified Public Accountants;
                                               Statement of Assets and
                                               Liabilities




           As filed with the Securities and Exchange Commission
                             February 28, 1996
1933 ACT FILE NO. 33-76670
1940 ACT FILE NO. 811-8428                                 [CONFORMED COPY]


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM N-1A
                     (CHECK APPROPRIATE BOX OR BOXES)

                          REGISTRATION STATEMENT
                                   UNDER
o                       THE SECURITIES ACT OF 1933

o                       PRE-EFFECTIVE AMENDMENT NO.

x                     POST-EFFECTIVE AMENDMENT NO. 6
                                  AND/OR

                          REGISTRATION STATEMENT
                                   UNDER
o                   THE INVESTMENT COMPANY ACT OF 1940

x                             AMENDMENT NO. 7


                       THE HAVEN CAPITAL MANAGEMENT TRUST
            (Exact Name of Registrant as Specified in Charter)

                    C/O HAVEN CAPITAL MANAGEMENT, INC.
                             655 THIRD AVENUE
                         NEW YORK, NEW YORK  10017
                 (Address of Principal Executive Offices)   (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 953-2322



                            COLIN C. FERENBACH
                    C/O HAVEN CAPITAL MANAGEMENT, INC.
                             655 THIRD AVENUE
                         NEW YORK, NEW YORK 10017
                  (Name and Address of Agent for Service)


                              WITH COPIES TO:

                          MARCIA L. MACHARG, ESQ.
                           DEBEVOISE & PLIMPTON
                           555 13TH STREET, N.W.
                          WASHINGTON, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

x    immediately upon filing pursuant to paragraph (b), or
o    on (date) pursuant to paragraph (b), or
o    60 days after filing pursuant to paragraph (a)(1) of Rule 485, or
o    on (date) pursuant to paragraph (a)(1)
o    75 days after filing pursuant to paragraph (a)(2), or
o    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

o this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on or about December 28, 1995.



                                   PROSPECTUS
                               February 28, 1996

                                 THE HAVEN FUND

     The Haven Fund (the "Fund"), constituting the initial series of The Haven Capital Management Trust (the "Trust"), is an open-end, diversified management investment company. The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing in a portfolio consisting primarily of equity securities of domestic companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in such securities. The Fund may invest the balance of its assets in equity securities of foreign issuers or companies whose securities are traded principally outside the United States and, to the extent consistent with its investment objective, in investment grade fixed income securities of domestic and foreign issuers.
The production of current income is incidental to this investment objective.

     Prior to the continuous offering of shares of the Fund, the Fund acquired portfolio securities of a limited partnership for which the Fund's adviser, Haven Capital Management, Inc. ("Haven"), served as investment adviser and for which three of the Fund's trustees served as general partners. For a description of the potential tax consequences to investors, see "The Exchange."

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Pro-spectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling Sunstone Financial Group, Inc. ("Sunstone"), the Fund's distributor, at 1-800-844-4836. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               HAVEN CAPITAL MANAGEMENT, INC.
                     Investment Adviser

               SUNSTONE FINANCIAL GROUP, INC.
                        Distributor

               SHAREHOLDER AND FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price) .......                    None
  Maximum Sales Load Imposed on Reinvested Dividends
   (as a percentage of offering price) .......                    None
  Deferred Sales Load
   (as a percentage of original purchase price or
redemption proceeds, as applicable)...........                    None


  Redemption Fees
   (as a percentage of redemption proceeds,
   if applicable) ............................                    None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

  Advisory Fees ..............................                           0.60%
  12b-1 Fees and Expenses<F1> ................                           0.20%
  Other Expenses (audit, legal, administration,
shareholder services, transfer agency, insurance,
custodian, miscellaneous and amortized organizational                    0.89%
expenses)<F2>.................................

  Total Fund Operating Expenses ..............                           1.69%

<F1>The 12b-1 Fees and Expenses have been restated to reflect fees and estimated distribution-related expenses to be paid by the Fund under its distribution agreement, dated as of August 1, 1995. Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. for investment companies without 12b-1 fees.

<F2>The Other Expenses have been restated to reflect the termination of certain fee waivers in effect prior to June 23, 1995. Certain of the fees reflected in the table may be paid on a fixed-fee basis, which, depending on the net assets of the Fund, would cause these estimated percentages to vary. For additional information about these fees and expenses, refer to the discussion under the caption "Management of the Fund."

EXAMPLE
A shareholder would pay the following expenses on a $1,000 investment, assuming:
 (1) 5% annual return and (2) redemption at the end of each period:

                 1 Year   3 Years   5 Years   10 Years
                 ------   -------   -------   --------

                  $17       $53       $92       $200

This example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses will remain the same in the years shown. The above tables and assumptions in the example of a 5% annual return are required by regulations of the SEC applicable to open-end investment companies. THE ASSUMED 5% ANNUAL RETURN AND ANNUAL EXPENSES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY. For a description of Advisory Fees, 12b-1 Fees and Other Expenses, see "Management of the Fund."


                    FINANCIAL HIGHLIGHTS

          The following information for the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994 has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants. Their opinion and the Fund's financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of the Fund's performance) are available at no charge upon request by calling 1-800-844-4836.


FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period

                                                  Year            Period
                                                 Ended            Ended
                                               October 31,      October 31,
                                                 1995            1994<F3>


NET ASSET VALUE AT
  BEGINNING OF PERIOD                            $10.65              $10.00
Increase from Investment Operations:
  Net Investment Income                            0.12                0.04
  Net Realized and Unrealized Gains on
     Investments and Foreign
     Currency Transactions                         1.28                0.61
       Total Increase from
       Investment Operations                       1.40                0.65

Less Distributions:
  Dividends Paid to Shareholders:
     From Net Investment Income                  (0.15)              - -
     From Net Realized Gains                     (0.23)              - -
       Total Distributions to Shareholders       (0.38)              - -

NET ASSET VALUE AT END OF PERIOD                 $11.67              $10.65

TOTAL RETURN                                     13.65%           6.50%<F5>

Supplemental Data and Ratios:

  Net Assets at End of Period (in 000s)         $55,579             $45,332
  Ratios of Expenses to
     Average Net Assets                   1.53%<F4><F6>      1.20% <F4><F6>
  Ratio of Net Investment
     Income to Average Net Assets         1.14%<F4><F6>      1.10% <F4><F6>
  Portfolio Turnover Rate                           77%                 27%

<F3>The Haven Fund commenced operations on June 23, 1994.

<F4>Without fee waivers, the ratio of operating expenses to average daily net assets would have been 1.59% and 1.43% (annualized), and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.

<F5>Not annualized.

<F6>Annualized.


                     THE FUND AND ITS INVESTMENT OBJECTIVE

          The Fund is a diversified mutual fund with an investment objective of long-term growth of capital. It seeks to achieve this objective by investing in a portfolio consisting primarily of equity securities of domestic companies. Under normal market conditions and as a matter of fundamental policy, the Fund will invest at least 65% of its total assets in such securities. The Fund may invest the balance of its assets in equity securities of foreign issuers or companies whose securities are traded principally outside the United States and, to the extent consistent with its investment objective, in investment grade fixed income securities of domestic or foreign issuers. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective.

          Shares of beneficial interest of the Fund ("Shares") are sold in a continuous offering at net asset value without a sales charge. The minimum initial investment is $2,500 and the minimum subsequent investment is $100. These minimum investment requirements may be waived at the discretion of Haven Capital Management, Inc. ("Haven"), the Fund's investment adviser. Prior to the continuous offering, Shares were exchanged for portfolio securities of a limited partnership for which Haven served as investment manager. See "The Exchange."


SELECTION OF INVESTMENTS

          The Fund invests in domestic and foreign companies that, in Haven's view, have superior financial and operating characteristics with long-term prospects for growth and are not sufficiently valued by the securities markets.
 Haven evaluates investments for the Fund using fundamental analysis and through its own field research. In addition, Haven draws upon the research and information provided by investment brokers and other independent providers of economic and research data.

          Domestic investments are in both large, well-known companies and in smaller, less well-known companies. Foreign investments are generally in better-known companies with a relatively large market capitalization, although the Fund will not be limited to investments in companies with a minimum market capitalization. The Fund generally invests in domestic securities listed on a securities exchange or traded through The Nasdaq Stock Market ("Nasdaq") and in those foreign securities traded on principal trading markets for such securities. The Fund may invest in the following types of securities:

          EQUITY SECURITIES. The Fund invests in equity securities, including common stock; preferred stock; convertible securities (including convertible preferred stock, bonds, notes and debentures convertible into common or preferred stock); warrants; equity interests in trusts, partnerships, joint ventures and real estate investment trusts ("REITs"); and American, Global and other types of Depositary Receipts.

          INVESTMENT GRADE FIXED INCOME SECURITIES. The Fund has the ability to invest in investment grade fixed income securities issued by domestic or foreign corporations or other entities or by the U.S. or foreign governments or their agencies, instrumentalities or sponsored enterprises, if such securities, in the opinion of Haven, offer the potential to further the Fund's investment objective. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in fixed income securities may provide an opportunity for long-term growth of capital when interest rates are expected to decline.

          In order to reduce the risk of nonpayment of principal or interest on fixed income securities, the Fund invests in such securities, whether domestic or foreign, only if they are rated, at the time of investment, "A" or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by Haven.
 The Fund is not required to dispose of securities whose ratings are downgraded except when considered appropriate by Haven. See the Appendix attached to the Statement of Additional Information for a description of the corporate bond ratings assigned by S&P and Moody's.

          Fixed income securities in which the Fund may invest include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; and obligations of U.S. government agencies, instrumentali-ties or sponsored enterprises which are not guaranteed. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. The Fund will invest only in such U.S. Treasury securities that are part of the STRIPS program.

          TEMPORARY INVESTMENTS. When Haven believes that a defensive posture is warranted, the Fund may invest temporarily without limit in cash or fixed income securities which are temporary investments. Temporary investments are short-term high-quality debt securities (rated AA or above by S&P, Aa or above by Moody's or with an equivalent rating by other nationally recognized securities rating organizations) denominated in U.S. dollars or other freely convertible currency, including short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements (not to exceed 5% of the Fund's net assets) with respect to the securities in which the Fund may invest.

          Portfolio securities are generally sold when Haven believes their market price fully reflects or exceeds their fundamental valuation or due to an increase in risk beyond levels deemed acceptable by Haven. Under normal market conditions, consistent with the Fund's fundamental policy of investing at least 65% of its total assets in equity securities of domestic companies, the Fund's cash position is a reflection of Haven's assessment of the availability of attractive investment alternatives.


INVESTMENT PRACTICES AND RELATED RISK FACTORS

          In attempting to achieve its investment objective, the Fund may make investments and may engage in certain investment techniques that entail special risks and considerations.

          FOREIGN SECURITIES. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds of other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments, as well as the Fund's net asset value, which also will be affected irrespective of the performance of the underlying investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars; the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians. The Fund's investments in foreign government securities are subject to special risks which may include the inability or unwillingness of a foreign government to repay principal and interest, currency fluctuations and other similar risks of investing in foreign securities generally.

          CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. The Fund will invest in convertible securities of corporations that meet the criteria for investment by the Fund in equity securities of domestic and foreign issuers in which the Fund can invest. In evaluating a convertible security, Haven gives primary emphasis to the attractiveness of the underlying common stock. The Fund may not purchase or hold more than 5% of its net assets in convertible securities rated below BBB by S&P, Baa by Moody's or, if unrated, determined by Haven to be of comparable quality. Securities rated BBB, Baa or below have speculative characteristics. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. When, however, the market price of the common stock underlying the convertible security exceeds the conversion price, the price of the convertible security reflects the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. The extent to which such risk is less depends in large measure, however, upon the degree to which the convertible security sells above its value as a fixed income security.

          OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of closed-end investment companies. The Fund will bear its proportionate share of any fees and expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund.

          LENDING OF PORTFOLIO SECURITIES. The Fund may seek income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain domestic broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If Haven determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund. The Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

          FOREIGN CURRENCY HEDGING. In connection with specific portfolio transactions or with respect to portfolio positions, the Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies relative to the U.S. dollar. If the Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will be required to place cash or high-grade liquid debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the assets committed to the consummation of the forward contract. The Fund will enter into such forward contracts with counterparties that have received (or the guarantors of their obligations have received) a credit rating of Prime-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from a nationally recognized securities rating organization or are determined to be of equivalent credit quality by Haven. Haven will monitor the credit status of the counterparties or guarantors, as appropriate, on an on-going basis. Forward foreign currency contracts are privately negotiated transactions, and there is no established trading market for such investments. Accordingly, there may be no market for such investments and they may be illiquid. Under normal market conditions, however, offsetting contracts may be readily entered into in the major internationally traded currencies.

          CERTAIN OTHER INVESTMENT TECHNIQUES. Although the Fund has no current intention of doing so during the coming year, it is authorized to engage in the following investment strategies: (1) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery; (2) purchasing put and call options on securities and stock indexes and writing call options on securities and put and call options on stock indexes; and (3) purchasing and writing interest rate and stock index futures contracts. The Fund will enter into such transactions for hedging purposes, in accordance with the rules and regulations of the Commodity Futures Trading Commission and the SEC. The Fund may also engage in repurchase agreement transactions with respect to any securities in which it invests. Detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.


PORTFOLIO TURNOVER

          Haven purchases securities with the intent of holding them for invest-ment but may purchase and sell portfolio securities whenever Haven believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. For the fiscal year ended October 31, 1995, the portfolio turnover rate was 77%.


ADDITIONAL INVESTMENT INFORMATION

          The Fund's investment objective and its intention to invest, under normal market conditions, at least 65% of its total assets in equity securities of domestic companies are fundamental policies of the Fund and cannot be changed without the approval of a "majority of the Fund's outstanding voting securities." As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented, and
(2) more than 50% of the outstanding Shares.

          As described in the Statement of Additional Information, the Fund has adopted certain investment restrictions as fundamental policies. Among other restrictions, as a diversified fund, the Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. government securities) if more than 5% of the value of the Fund's assets would be invested in such issuer. In addition, the Fund may not invest 25% or more of its total assets in securities of issuers in any one industry, except that this limitation does not apply to investments in or obligations of the U.S. government or any of its agencies or instrumentalities. The Fund may borrow money from banks only for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its total assets (including the amount borrowed). The Fund has also adopted nonfundamental policies that may be changed without a vote of shareholders. For example, the Fund may invest up to 5% of its net assets in companies which, including predecessors, have operated less than three years, and it may invest up to 5% of its net assets in warrants.
 For a more complete description of the investment restrictions to which the Fund is subject, see the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

          TRUSTEES AND OFFICERS. The Trustees of the Trust (the "Trustees") decide matters of general policy of the Fund and review the actions of Haven, the Fund's investment adviser, and the Fund's service providers, i.e., its administrator, distributor, transfer agent and custodian. The Fund's daily business operations are conducted and supervised by the officers of the Trust (the "Officers"). The Trustees and Officers are:

COLIN C. FERENBACH<F7>   President and Trustee of the Trust, 1994-present;
Managing Director of Haven, 1982-present; General Partner of HCM Partners, L.P., 1984-94; Principal, McCowan Associates, Inc., 1980-83; Principal, Kleinwort Benson McCowan Inc., 1977-80; Vice President, Goldman, Sachs & Co., 1957-76.

D. EUAN BAIRD            Trustee of the Trust.  Chairman, President and Chief
Executive Officer of Schlumberger Ltd. (oil field services, measurements and systems), 1986-present.


STEPHEN ELY<F7>          Treasurer, Secretary and Trustee of the Trust, 1994-
present; Managing Director of Haven, 1982-present; General Partner of HCM Partners, L.P., 1984-94; Principal, McCowan Associates, Inc., 1980-83; Principal, Kleinwort Benson McCowan Inc., 1978-80; Corporate Vice President, Lehman Bros. Kuhn Loeb, Inc., 1977-78; First Vice President and Partner, Kuhn, Loeb & Co., 1972-77.

WILLIAM F. INDOE         Trustee of the Trust.  Partner, Sullivan & Cromwell
(attorneys-at-law), 1968-present.

ROBERT E. KAUFMANN       Trustee of the Trust.  Director, Spencer Stuart &
Associates (executive search consultants), 1995-present; Headmaster of Deerfield Academy, 1980-94; Director of various mutual funds, 1985-92.

JOHN F. MCNIFF           Trustee of the Trust.  Vice President-Finance and Chief
Financial Officer of Dover Corporation (diversified manufacturing company), 1983-present; Director of The Allen Group (manufacturer of telecommunication products), 1995-present; Director of Technimetrics, Inc. (database publishing company), 1975-93; Director of Barclays Bank of New York, 1983-91.

DENIS M. TURKO<F7>       Vice President and Trustee of the Trust, 1994-present;
Managing Director of Haven, 1982-present; General Partner of HCM Partners, L.P., 1984-94; Principal, McCowan Associates, Inc., 1980-83; Principal, Kleinwort Benson McCowan Inc., 1977-80; Vice President, Goldman, Sachs & Co., 1970-76.

<F7>  Each of these Trustees and Officers is an "interested person" as defined by the Investment Company Act of 1940.

          INVESTMENT ADVISER. Haven Capital Management, Inc., 655 Third Avenue, New York, New York 10017, acts as the Fund's investment adviser. Haven is an independent investment organization that provides investment services to a variety of institutional and individual investors and, from 1984 to 1994, managed the investments of HCM Partners, L.P., the predecessor of the Fund. See "The Exchange." As of December 31, 1995, Haven managed approximately $775 million in assets for its clients but, prior to the Fund's commencement, had not previously advised a registered management investment company. The firm, incorporated in Delaware in 1982, is managed jointly and controlled by its managing directors, Messrs. Stephen Ely, Colin C. Ferenbach and Denis M. Turko.
 The managing directors have worked together for more than 15 years, and each has more than 20 years of experience managing investment portfolios.

          Under an Investment Advisory Agreement with the Fund and subject to the control of the Trustees, Haven manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and stated investment policies. Mr. Ferenbach serves as the Fund's portfolio manager. He has been employed by a registered investment adviser as a portfolio manager since 1973 and has managed the portfolio of HCM Partners, L.P. since its inception in 1984. Mr. Turko, who has been employed as a portfolio manager since 1972, serves as the Fund's deputy portfolio manager. The Fund pays Haven a monthly fee as compensation for its services, payable in arrears, calculated at an annual rate of 0.60% of the Fund's average daily net assets.

          ADMINISTRATOR AND TRANSFER AGENT. PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly owned subsidiary of PNC Bank Corp. (a multi-bank holding company with its principal offices in Pittsburgh, Pennsylvania), serves as the administrator and transfer agent of the Fund. As administrator, PFPC provides administrative and accounting services to the Fund, including determination of the Fund's net asset value and assistance in the Fund's administrative operations.

          The Fund pays PFPC a fee as compensation for its administrative and accounting services, payable monthly in arrears, at the annual rate of 0.10% of the Fund's average daily net assets, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). A portion of this fee was waived during the Fund's first 12 months of operations, which ended June 22, 1995.

          DISTRIBUTOR AND PLAN OF DISTRIBUTION. Sunstone Financial Group, Inc. ("Sunstone"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, serves as the distributor of Shares of the Fund. Shares also may be sold by authorized dealers who have entered into dealer agreements with Sunstone or the Fund.

          The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of Shares. Such sales activities include compensation paid to Sunstone, the printing and mailing of prospectuses to persons other than then-current shareholders, the printing and mailing of sales literature and compensation to authorized dealers. The Plan may not be amended to increase materially the amount to be spent on such sales activity without shareholder approval.

          Pursuant to a Distribution Agreement, the Fund will (1) pay Sunstone a fee, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets, with a minimum monthly fee of $7,083 and (2) reimburse Sunstone (or pay directly) for (a) Sunstone's out-of-pocket expenses in connection with its distribution and marketing services and (b) payments to authorized dealers; provided, however, that if, during any annual period, such compensation and reimbursement payments for services exceed 0.25% of the Fund's average daily net assets, Sunstone will rebate such excess to the Fund.

          CUSTODIAN. PNC Bank, National Association ("PNC Bank") serves as custodian of the Fund's assets. PNC Bank is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. PNC Bank may employ subcustodians outside the United States, approved by the Trustees in accordance with the provisions of the 1940 Act.

          OTHER EXPENSES OF THE FUND. In addition to advisory, administration and distribution fees, the Fund's operating expenses generally consist of fees for professional and brokerage services, costs of regulatory compliance, including the payment of applicable federal and state filing fees, and costs associated with maintaining corporate existence, safekeeping of its assets, recording ownership of its Shares and shareholder relations. The Investment Advisory Agreement between the Fund and Haven provides that Haven will reduce its management fee and, if necessary, reimburse the Fund to the extent certain expenses described in the Statement of Additional Information would otherwise exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder.



                                  THE EXCHANGE

          On June 23, 1994, pursuant to an Agreement and Plan of Exchange among the Fund, Haven and HCM Partners, L.P., a limited partnership for which Haven acted as investment adviser and three of the Fund's Trustees acted as general partners (the "Partnership"), the Fund acquired portfolio securities, cash and cash equivalents having a market value on June 22, 1994 of approximately $41,141,033 owned by the Partnership in exchange for Shares of the Fund. The Fund commenced a continuous offering of its Shares after the exchange.

          The exchange will benefit investors who acquire Shares in the contin-uous offering after the exchange to the extent that the pro rata portion of ex-penses borne by each investor decreases and certain economies are realized by spreading costs over a larger asset base. The exchange generally will, however, have adverse tax consequences to those same investors insofar as the Fund acquired from the Partnership securities that appreciated in value from the date they were acquired; the same potential for adverse tax consequences is present, however, whenever an investor purchases shares in a regulated investment company owning appreciated assets. When the Fund sells appreciated securities, the amount of any gain will be taxable to shareholders, including new shareholders as well as former partners of the Partnership. The effect of this will be to tax new shareholders on a distribution that economically represents a return of the purchase price of their Shares rather than on an increase in the value of their investment, to the extent the gain represented appreciation in the securities at the time the Shares of the Fund were purchased. See "Taxes" with respect to the foregoing and regarding a private letter ruling obtained from the Internal Revenue Service with respect to the exchange.


          The following is a summary of key financial information relating to the Partnership and the Fund. The information for the periods June 22, 1994 to October 31, 1995 for the Fund and January 1, 1994 to June 22, 1994 for the Partnership and the four years in the period ended December 31, 1993 for the Partnership has been audited by Coopers & Lybrand L.L.P., independent auditors.
 The financial statements as of October 31, 1995 of the Fund appear in the Fund's Annual Report to Shareholders for the year ended October 31, 1995, which can be obtained by shareholders at no charge by calling 1-800-844-4836 or by writing to the Fund at the address on the back cover of this Prospectus.

          Although the Partnership was managed by the same individuals who manage the Fund and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information should not be viewed as an indication of future performance by the Fund. The information includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered under the 1940 Act, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership. For a description of the expenses borne by the Fund, see "Shareholder and Fund Expenses."




FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD<F8>
--------------------------------------------------

                   NOV. 1,     JUNE 22,  JAN. 1,                                                                           JUNE 27,
                   1994 TO     1994 TO   1994 TO                                                                           1984 TO
                   OCT. 31,    OCT. 31,  JUNE 22,                   FOR THE YEAR ENDED DECEMBER 31,                        DEC. 31,
                   1995        1994      1994     1993    1992    1991     1990    1989    1988   1987     1986    1985     1984
                   <F9>        <F9>      <F10>    <F10>   <F10>   <F10>    <F10>   <F10>   <F10>  <F10>    <F10>   <F10>    <F10>
                                                                                   <F11>   <F11>  <F11>    <F11>   <F11>    <F11>
                  ----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT
BEGINNING OF PERIOD $10.65     $10.00    $10.29   $9.13   $8.06   $6.16    $6.31   $5.22   $4.49   $4.61   $4.20   $3.07     $2.83
-------------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT
  INCOME                         0.12      0.06    0.16    0.16    0.19     0.21    0.20    0.16    0.13    0.12    0.10      0.08
NET REALIZED AND
  UNREALIZED GAINS
  AND (LOSSES) ON
  INVESTMENTS         1.28       0.61    (0.35)    1.00    0.91    1.72   (0.36)    0.89    0.57  (0.25)    0.29    1.03      0.16
                     -----      -----    ------    ----    ----    ----   ------    ----    ----  ------    ----    ----      ----
TOTAL FROM
  INVESTMENT
  OPERATIONS          1.40       0.65    (0.29)    1.16    1.07    1.91   (0.15)    1.09    0.73  (0.12)    0.41    1.13      0.24
                     -----      -----    ------    ----    ----    ----   ------    ----    ----  ------    ----    ----      ----
LESS DISTRIBUTIONS               0.00      0.00    0.00    0.00    0.00     0.00    0.00    0.00    0.00    0.00    0.00      0.00
NET ASSET VALUE,
END OF PERIOD                  $10.65    $10.00  $10.29   $9.13   $8.07    $6.16   $6.31   $5.22   $4.49   $4.61   $4.20     $3.07
                                =====     =====   =====    ====    ====     ====    ====    ====    ====    ====    ====      ====
TOTAL RETURN                     6.5%    (2.8)%   12.7%   13.3%   30.8%   (2.4)%   20.9%   16.9%  (2.6)%    9.8%   36.8%      8.5%

SUPPLEMENTAL DATA AND RATIOS:
NET ASSETS AT
  END OF PERIOD
  (IN 000'S)       $55,579    $45,332   $41,141 $44,104 $38,243 $34,024  $24,282 $27,426 $22,683 $19,317 $16,029 $11,076    $3,060

RATIO OF EXPENSES
  TO AVERAGE NET
  ASSETS        1.53%<F12> 1.20%<F12> 1.19%<F8>   0.67%   0.71%   0.72%    0.67%   0.75%   0.74%   0.77%   0.78%   0.92%1.03%<F13>
                                <F13>
RATIO OF NET
  INVESTMENT
  INCOME TO AVERAGE
  NET ASSETS    1.14%<F12> 1.10%<F12> 1.17%<F13>  1.64%   1.90%   2.57%    3.32%   3.37%   3.18%   2.56%   2.48%   2.64%4.98%<F13>
                                <F13>
PORTFOLIO TURNOVER
  RATE                 77%        27%       78%     72%     60%     68%      67%     48%     38%     61%     48%     34%        1%
                       ---        ---       ---     ---     ---     ---      ---     ---     ---     ---     ---     ---       ---

<F8> Per share amounts for the results of operations of HCM Partners, L.P. have been calculated using the average number of interests outstanding during each period.
<F9> Represents the results of operations of The Haven Fund.
<F10> Represents the results of operations of HCM Partners, L.P.
<F11> Unaudited.
<F12> Without fee waivers, the ratio of operating expenses to average net assets would have been 1.59 and 1.43% (annualized), and the ratio of net investment income to average net assets would have been 1.08% and 0.87% (annualized) for the periods ended October
31, 1995 and 1994 respectively.
<F13> Annualized


                             INVESTING IN THE FUND

HOW TO PURCHASE SHARES

          An investor may initially purchase Shares by completing and forwarding a Purchase Application available from the Fund's distributor, together with a check payable to the order of "The Haven Fund," to The Haven Fund, P.O. Box 8903, Wilmington, Delaware 19899-8903 (or, for overnight delivery, to The Haven Fund, 400 Bellevue Parkway, Wilmington, Delaware 19809-3710). A shareholder may subsequently purchase Shares by mailing a check payable to the order of "The Haven Fund," together with written instructions indicating the shareholder's name and Fund account number, to the Fund at the same address. Initial investments in the Fund must be at least $2,500 ($2,000 for IRAs and $1,000 when establishing an Automatic Investment Plan at the time of the initial investment) and subsequent investments must be at least $100. Haven in its sole discretion may waive minimum investment requirements. The Fund reserves the right to reject any purchase order.

          An existing shareholder may purchase additional Shares by using a federal funds wire. To do so, the shareholder should first call PFPC at 1-800-850-7163, ask to speak with the wire desk and explain that federal funds are being wired that day. The shareholder should next direct his or her bank to wire federal funds to PNC Bank, Philadelphia, Pennsylvania, ABA No. 031000053 for credit to "Purchase Concentration Account No. 855-1033-470," with the wire indicating the investor's name and Fund account number. If PFPC and PNC receive the required telephone notification and the federal funds wire with proper instructions by 4:00 p.m. (Eastern Time) the purchase order for Shares will be processed that day.


          Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") is open for business. Shares are sold at the public offering price (i.e., net asset value for the Shares) next computed after an order is received by the Fund's transfer agent. Orders received by the Fund's transfer agent after 4:00 p.m. (Eastern Time) are priced at the public offering price on the following Business Day.

          In the interest of economy and convenience, the Fund does not issue certificates representing the Shares. Instead, the transfer agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares and any dividends and distributions paid by the Fund are reflected in account statements from the transfer agent.

          INDIVIDUAL RETIREMENT ACCOUNTS. Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee.

          Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

          A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Fund upon request. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences.

          AUTOMATIC INVESTMENT PLAN. The Fund offers an Automatic Investment Plan that allows an investor to automatically purchase shares on a regular, convenient basis ($100 minimum per transaction). Under this plan, an investor's designated bank or other financial institution debits a pre-authorized amount on the investor's account and applies the amount to the purchase of Fund shares. The plan may be established with any financial institution that is a member of the Automated Clearing House.

          The plan may be established by completing the appropriate section on the Purchase Application when opening an account. A $1,000 minimum initial investment must be met before establishing the plan when opening an account. The plan may also be established after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-800-844-4836. No service fee is currently charged by the Fund for participation in the plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the investor's account at the time of the automatic transaction. If an investor discontinues participation in the plan, the Fund reserves the right to redeem the investor's account involuntarily, upon sixty days' written notice, if the account's net asset value is $2,000 or less.



                              HOW TO REDEEM SHARES

          REDEMPTIONS. Shareholders may redeem for cash some or all of their Shares at any time. To do so, a written request in the form described below must be sent directly to The Haven Fund, P.O. Box 8903, Wilmington, Delaware 19885-8903 (or, for overnight delivery, to The Haven Fund, 400 Bellevue Parkway, Wilmington, Delaware 19809-3710). There is no charge for a redemption.

          Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $25,000, if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by a bank, a securities broker-dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Fund's transfer agent.

          Generally, a properly signed written request with any required signa-ture guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

          EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by federal wire transfer to a single previously designated bank account or mailed by check to the address of record or other designated address. Once authorization is on file, PFPC will honor requests by any person by telephone at 1-800-850-7163. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If a shareholder is unable to contact the transfer agent by telephone, the shareholder may also deliver the redemption request to the transfer agent by mail at the address stated above.

          The Fund is not responsible for the efficiency of the federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described under "How to Redeem Shares-Redemptions") to The Haven Fund at the address stated above.

          The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. PFPC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, but neither the Fund nor PFPC will be liable for following instructions communicated by telephone that PFPC reasonably believes to be genuine.

          ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the net asset value of the account in the Fund falls below $1,000 as the result of a redemption. A shareholder will be notified in writing that the value of the shareholder's account in the Fund is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

          PAYMENT OF REDEMPTION PROCEEDS. In all cases, the redemption price is the net asset value per share of the Shares next determined after the request for redemption is received in proper form. Payment for Shares redeemed is made by check mailed or by wire transfer transmitted within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.


                                NET ASSET VALUE

          The net asset value for each Share of the Fund is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets allocable to its Shares, subtracting the liabilities allocable to its Shares and dividing the result by the total number of Shares outstanding.

          Valuation of securities held by the Fund other than foreign securities is as follows: securities traded on a national securities exchange or through the Nasdaq National Market are valued at the last reported sale price that day; securities traded on a national securities exchange or through the Nasdaq National Market for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern
Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Trustees.

          Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with, a method specified by the Trustees as reflecting fair value.

          The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless Haven, under the supervision of the Trustees, determines such method does not represent fair value. All other assets and securities held by the Fund (including restricted securities, if any) are valued at fair value as determined in good faith by the Trustees or by someone under their direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates as of the time of valuation. The Fund may use a pricing service, bank or broker-dealer experienced in such matters, other than PFPC, to value the Fund's securities.


                          DIVIDENDS AND DISTRIBUTIONS

          The Fund distributes to shareholders semiannually substantially all of its net investment income and distributes to shareholders annually substantially all of its net realized capital gains, if any. All distributions are reinvested at net asset value in the form of additional full and fractional Shares unless a shareholder elects to receive them in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends with a record date after the receipt by PFPC of such election or revocation, as the case may be.



                                     TAXES

          The Fund intends to qualify for treatment as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to U.S. federal income tax on income and gains distributed to shareholders. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of a 4% nondeductible excise tax, which is applied to certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders will not be able to claim a federal income tax credit or deduction for such foreign taxes, in which event such taxes will ordinarily be deductible by the Fund. The Fund believes that it may constitute a personal holding company; as such, it would be subject to additional taxes with respect to its net investment income not distributed to shareholders within applicable time periods. The Fund intends to distribute all of its net investment income within such time periods so as not to be subject to such taxes.

          Dividends paid from net investment income (including distributions of net realized short-term capital gains) are taxable to shareholders as ordinary income whether received in cash or reinvested in additional Shares. All dis-tributions derived from net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Shares and regardless of whether received in cash or additional Shares. Pursuant to a ruling obtained from the Internal Revenue Service, the Fund expects to be treated as succeeding to the tax bases of HCM Partners, L.P. in the assets transferred by it to the Fund. As of January 31, 1996, based on the unaudited financial statements of the Fund as of such date, the net assets of the Fund were approximately $59,075,676 and the net unrealized appreciation of the assets of the Fund was approximately $13,490,641. If such appreciation were realized and distributed to the Fund's shareholders, the distribution would be taxable to them.

          Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

          Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders should consult their own tax advisers about the status of dividends and distributions from the Fund in their own states and localities and about the tax consequences of gains and losses from the redemption or sale of Shares. Non-U.S. shareholders should consult their tax advisers as to the U.S. and non-U.S. tax consequences of an investment in the Fund.



                              GENERAL INFORMATION

          DESCRIPTION OF SHARES. The Fund is the initial series of the Trust, a Delaware business trust formed in 1994. The Agreement and Declaration of Trust of the Trust (the "Declaration") authorizes the Trustees to issue an unlimited number of full and fractional transferable shares of beneficial interest, with or without par value. The number of shares authorized is unlimited, and all shares issued shall be fully paid and nonassessable. No shares shall have any appraisal, conversion, or preemptive rights. The Declaration designates one series of shares, $0.001 par value per share, which represents the Shares of the Fund. The Trustees may establish additional series of shares of the Trust, each of which would be a separate regulated investment company under the Code.

          The Fund's shareholders are entitled to one vote for each full Share held and a proportionate fractional vote for each fractional Share held. They have the power to vote at special meetings with respect to, among other things, the selection of Trustees; the merger, consolidation or sale of all or substantially all Trust or Fund assets; and such additional matters relating to the Trust or Fund as may be required by law or by regulation or order of the SEC (including changes in fundamental investment policies and certain other limitations on investment of the assets of the Trust or the Fund, as the case may be), or which the Trustees consider desirable. A special meeting may be called upon the written request of a holder or holders of not less than 10% of all Shares outstanding, provided that the reasonable expenses for preparing and mailing such notice be paid by such holder or holders. The Trust does not intend to hold annual meetings of shareholders of the Fund. Any Trustee may be removed by the vote of at least two-thirds of the outstanding Shares. The Trustees shall promptly call a meeting of shareholders for such purpose when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust. The Trustees will assist any group of ten or more shareholders, meeting requirements set forth in the 1940 Act, that wishes to communicate with other shareholders in order to obtain sufficient signatures to request a meeting for the purpose of removing a Trustee. The Trustees may amend the Declaration without a shareholder vote, except that shareholders have the right to vote on any amendment affecting their right to vote, any amendment required by law of the Trust's registration statement, or any matter submitted to shareholders by the Trustees.

          PERFORMANCE DATA. From time to time the Fund may advertise its capi-tal appreciation or total return showing the current value of an investment in the Fund if all dividends and distributions paid by the Fund had been reinvested in additional Shares at the time of payment. Such advertisements or descriptions may include the performance of HCM Partners, L.P., the predecessor of the Fund. Furthermore, in reports or other communications to shareholders and in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Ser-vices, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. Performance computed for purposes of advertisements should not be considered representative of the future performance of the Fund. For a description of the method used to determine performance, see the Statement of Additional Information - "Determination of Performance Data."

          REPORTS AND INQUIRIES. Each shareholder will receive a quarterly statement of his or her account as well as a statement of the account after any transaction that affects the Share balance or Share registration. The Fund will also send to its shareholders an unaudited semiannual report and an audited annual report, each of which will include a list of the investment securities held by the Fund and a statement of the performance of the Fund. General inquiries regarding the Fund may be directed to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628, or 1-800-850-7163.



   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of Shares of the Fund, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer of the Shares in any state in which, or to any person to whom, such offer may not lawfully be made.



                               TABLE OF CONTENTS

Shareholder and Fund Expenses..............................2
Financial Highlights.......................................3
The Fund and Its Investment Objective......................4
  Selection of Investments ................................4
  Investment Practices and Related Risk Factors ...........6
  Portfolio Turnover ......................................8
  Additional Investment Information .......................8
Management of the Fund.....................................9
The Exchange..............................................12
Investing in the Fund.....................................15
  How to Purchase Shares .................................15
  How to Redeem Shares ...................................16
Net Asset Value...........................................18
Dividends and Distributions...............................19
Taxes.....................................................19
General Information.......................................20


               HAVEN CAPITAL MANAGEMENT, INC.
                     Investment Adviser

               SUNSTONE FINANCIAL GROUP, INC.
                        Distributor


FUND PROFILE

The Haven Fund
P.O. Box 8903
Wilmington, DE 19899-8903

February 28, 1996

Haven Capital Management, Inc.
Investment Adviser

Important telephone numbers for The Haven Fund:
  -    For Fund information, call 1-800-844-4836
  -    For account balances, call 1-800-850-7163


1. WHAT IS THE FUND'S GOAL?

The Fund's primary objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities and at least 65% of its total assets in the equity securities of domestic companies. The balance of the Fund may be invested in foreign equities and in investment-grade fixed-income securities of domestic and foreign issuers.

2. HOW IS THE PORTFOLIO INVESTED?

The Fund invests in domestic and foreign companies that, in the opinion of Haven Capital Management, its investment adviser, have superior financial and operating characteristics, long-term prospects for growth, and are not sufficiently valued by the securities markets. Haven Capital evaluates investments for the Fund using fundamental analysis and through its own field research. In addition, it uses economic and investment data provided by independent sources.

3. WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The performance of the Fund depends on the market value of its holdings. Securities prices fluctuate in response to general political, economic and market conditions as well as to the performance of individual companies. Common stock prices can fluctuate dramatically in response to these factors. Investment-grade bond prices fluctuate primarily in response to changes in interest rates. The Fund's emphasis on fundamental analysis may cause its performance to vary from that of broad measures of the market. Shares in the Fund may at any time be worth more or less than you paid for them.

4. IS THE FUND APPROPRIATE FOR YOU?

The Haven Fund is appropriate for investors who are willing to risk stock market fluctuations in pursuit of long-term growth.

5. WHAT ARE THE FUND'S EXPENSES?

The Fund has no sales charge or fee for initial purchases, reinvestment of distributions or redemptions. Fund operating expenses are paid out of the Fund's assets and are not charged directly to the shareholder. For the 1995 fiscal year (restated to reflect a change in 12b-1 fees and the termination of certain fee waivers), the operating expenses were as follows:

Investment advisory fees                          0.60%
12b-1 fees                                        0.20%
Other expenses                                    0.89%
                                                  -----
Total fund operating expenses                     1.69%


EXAMPLE                  1 Year     3 Year      5 Year       10 Year
                         ------     ------      ------       -------
                           $17        $53         $92          $200

For every $1,000 you invested, you would pay this much in total expenses if you closed your account after the number of years indicated. The example assumes the Fund's annual return was 5% and expenses were as described above. The example should not be considered as representative of future expenses or returns. Mutual fund expenses and returns vary from year to year.

6. HOW HAS THE FUND PERFORMED?

This chart shows how the Fund and its predecessor partnership have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund.

                                  Total Return
                        For the Year Ended December 31,
                        -------------------------------

1995    1994    1993    1992    1991    1990    1989    1988   1987    1986
----    ----    ----    ----    ----    ----    ----    ----   ----    ----

26.8%  (0.6%)  12.7%  13.1%    31.0%   (2.4%)   20.9%   16.9%  (3.4%)  10.7%


                          AVERAGE ANNUAL TOTAL RETURN
                          OF THE FUND FOR THE PERIODS
                                 ENDED 12/31/95
                       Past 1            Since Inception of
                        Year             the Fund (6/23/94)
                        ----             ------------------

                        26.8%                  18.6%




                          AVERAGE ANNUAL TOTAL RETURN
                          OF THE FUND AND PARTNERSHIP
                         FOR THE PERIODS ENDED 12/31/95
                                                   Since Inception
                                                        of the
       Past 1         Past 5        Past 10          Partnership
        Year          Years          Years            (6/27/84)
        ----          -----          -----            ---------

       26.8.%         16.1%          16.4%              14.1%

Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the above information should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

7. WHO MANAGES THE FUND?

Haven Capital Management acts as the Fund's investment adviser. Haven Capital is an independent organization that provides investment advice to various institutional and individual clients for whom it managed approximately $775 million in assets at December 31, 1995. Haven Capital's principals have been with the organization since its founding in 1982.

8. HOW CAN YOU BUY SHARES?

You may purchase shares by completing an application and mailing a check payable to "The Haven Fund" for at least $2,500. The minimum investment for IRAs is $2,000, and for Automatic Investment Plans is $1,000. Subsequent investments of at least $100 may be made at any time.

9. HOW CAN YOU SELL SHARES?

Shares may be redeemed on any business day by either calling or sending a letter directly to the Fund.

10. WHEN WILL YOU RECEIVE DISTRIBUTIONS?

The Fund distributes to its shareholders virtually all of its net investment income twice a year in the form of dividends. Net realized capital gains, if any, are paid annually. Shareholders may reinvest dividends and capital gains with no sales charge or may elect to receive them in cash.

11. WHAT INVESTOR SERVICES ARE AVAILABLE?

The Haven Fund provides a number of convenient investor services including:

        - Periodic Statement and Reports
        - Individual Retirement Accounts
        - Wire Transfer and Redemptions
        - Automatic Investment Plan
        - Automatic Reinvestment of Distributions
        - Toll-Free Access to Investor Service Center

This Profile contains key information about the Fund. More details appear in the Fund's accompanying Prospectus.



                      STATEMENT OF ADDITIONAL INFORMATION
                               February 28, 1996
                       THE HAVEN CAPITAL MANAGEMENT TRUST
                                    CONTENTS
                                                        PAGE
Investment Objective and Policies......................... 2
Investment Restrictions...................................14
Portfolio Valuation.......................................17
Portfolio Transactions....................................17
Management of the Fund....................................18
Control Persons and Principal Holders of Securities...... 22
Shares of Beneficial Interests and Other Securities.......23
Additional Purchase and Redemption Information............24
Additional Information Concerning Taxes...................24
Determination of Performance Data.........................27
Auditors and Counsel......................................29
Financial Statements......................................29
Appendix -- Description of Ratings........................30

          This Statement of Additional Information is meant to be read in conjunction with the Prospectus of The Haven Fund (the "Fund") dated February 28, 1996 and is incorporated by reference in its entirety into that Prospectus. The Fund is the initial series of The Haven Capital Management Trust, a
Delaware business trust (the "Trust").

          Because this Statement of Additional Information is not itself a prospectus, no investment in shares of beneficial interest of the Fund ("Shares") should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding the Fund's current performance may be obtained by calling Sunstone Financial Group, Inc. ("Sunstone"), the Fund's distributor, at (800) 844-4836. Information regarding the status of shareholder accounts may be obtained by calling PFPC Inc. ("PFPC"), the Fund's transfer agent, at (800) 850-7163 or by writing to PFPC Inc., P.O. 8903, Wilmington, Delaware 19899. Haven Capital Management, Inc. ("Haven") serves as the Fund's investment adviser.


             INVESTMENT OBJECTIVE AND POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.


FOREIGN TRANSACTIONS

          Foreign Securities.  The Fund may invest up to 35% of its total
          ------------------
assets, calculated at the time of purchase, in foreign securities, including American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent the Fund acquires unsponsored ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of certain material information or be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

          Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Haven, to offer better opportunity for long-term growth of capital than investments in domestic securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.


          Investing in securities of foreign companies involves certain considerations that are not typically associated with investing in securities of domestic companies. Such investments may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage). There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Some foreign stock markets may have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than for similar transactions on domestic stock markets. There is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States.

      The Fund generally invests in foreign securities traded on the principal trading markets for such securities. In most cases, the markets will be foreign stock exchanges, although they may also be over-the-counter markets.

     The Fund anticipates that the principal trading markets for the foreign securities in which it will invest will be relatively liquid compared to the stock exchanges or over-the-counter markets in the United States.

      The Fund may invest up to 5% of its assets in countries with emerging economies or securities markets, including certain countries in Asia and Latin America. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

          Foreign Currency Transactions.  The Fund may, to the extent it invests
          -----------------------------
in foreign securities, enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may incur costs in connection with conversions between various currencies.

          The Fund may enter, solely for hedging purposes, into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. The Fund will not engage in cross-hedging transactions. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. Markets for trading foreign currency forward contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

          If the Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will be required to place cash or liquid high-grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade debt securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. If the Fund sells a forward foreign currency contract, it will be appropriately covered.


FIXED INCOME SECURITIES

          The prices of fixed income securities fluctuate in response to the general level of interest rates as well as supply and demand for similarly rated securities. Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition by the Fund will not affect cash income from such securities but will be reflected in the Fund's net asset value.

          CORPORATE DEBT OBLIGATIONS. As described in the Prospectus, the Fund may invest in a variety of fixed income securities issued by domestic and foreign issuers, including corporate debt obligations which are rated AAA, AA or A by Standard & Poor's Corporation ("Standard & Poor's") or Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by Haven to be of comparable credit quality. The Fund can hold no more than 5% of its net assets in corporate debt obligations downgraded to a rating below A. See Appendix A for a description of these corporate bond ratings assigned by Stan-dard & Poor's and Moody's. The Fund will limit its investments in corporate debt obligations and other non-equity investments to no more than 35% of the value of its total assets.

          ZERO COUPON BONDS. The Fund may invest up to 5% of its net assets in zero coupon U.S. Treasuries and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. Such bonds do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. The market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest and is likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality. Zero coupon bonds carry the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. In addition, the Fund's investments in zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. The Fund will invest only in zero coupon U.S. Treasury securities that are part of the STRIPS program.

          GOVERNMENT SECURITIES. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States or foreign governments or their agencies or sponsored instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Coopera-tives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. and foreign governments are not generally obligated by law to provide support to a sponsored instrumentality, the Fund will invest in obligations issued by such an instrumentality only if Haven determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


OTHER INVESTMENT POLICIES

          CONVERTIBLE SECURITIES. The Fund may not purchase or hold more than 5% of its net assets in convertible securities rated below BBB by S&P, Baa by Moody's or, if unrated, determined by Haven to be of comparable quality. Such lower rated securities involve greater risk of loss of income and principal than higher rated securities, are speculative in nature, and are commonly known as "high yield" securities or "junk bonds." Although high risk, low rated debt securities and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of closed-end investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and
(c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. The Fund does not intend to invest in the securities of other investment companies except by purchase in the open securities market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the trustees of the Trust (the "Trustees"). Haven will be responsible for monitoring the Fund's portfolio lending activities and for compliance with the capital and other credit criteria established by the Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value.
 The Fund will not lend portfolio securities to Haven or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by contin-uing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term high-grade liquid debt securities instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. When the Fund invests cash collateral received for the loan of portfolio securities, a leveraging effect is obtained. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as payments in the amount of any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower, PROVIDED, HOWEVER, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.

          REPURCHASE AGREEMENTS. The Fund may utilize up to 5% of its net assets to engage in repurchase agreement transactions with respect to any secu-rities in which it invests. The Fund will enter into repurchase agreements with member banks of the Federal Reserve System or certain domestic non-bank dealers.
 Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The investment adviser of the Fund, acting under the supervision of the Trustees, reviews the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.


          FUTURES ACTIVITIES. The Fund may utilize up to 5% of its net assets to enter into interest rate and stock index futures contracts and may utilize up to 5% of its net assets to purchase or write related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These investments may be made solely for bona fide hedging as defined in CFTC regulations. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          The Fund will not engage in futures activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired options required to establish positions other than those considered to be "bona fide hedging" by the CFTC would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The Fund's long positions in futures contracts or options thereon written by it must be collateralized with cash or high-grade liquid assets held in a segregated account.

          FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement between seller and buyer to respectively deliver and take delivery of a commodity which is represented by a stock price index at a future specified date. The delivery is a cash settlement of the difference between the original transaction price and the final price of the index at the termination of the contract. Stock index futures are capitalization weighted indices which reflect the market value of the firms listed on the indices.

          The purpose of entering into a futures contract is to protect the Fund from fluctuations in value without its actually buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents equal to 1 to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations.
Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

          There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and stock indices. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or index and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or stock indices. The potential loss the Fund may experience as a result of its investments in any futures transaction is unlimited.

          Positions in futures contracts and options in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

          If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

          WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. The Fund may utilize up to 5% of its net assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Haven deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment, and the right to acquire such security must be exercisable without additional cost to the Fund. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed delivery securities, its custodian will set aside cash, U.S. government securities or liquid high-grade debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected by reason of its commitments to purchase when-issued or sell delayed delivery securities.

          When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          OPTIONS ON SECURITIES. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities. In addition, the Fund may write covered call options on securities. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. The Fund may write only covered call options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. Requirements of the Code may restrict the Fund's ability to engage in options transactions.

          The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when Haven expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when Haven expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when Haven expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

          So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          An option position may be closed out only where there exists a secon-dary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on U.S. securities exchanges.

          The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

          Although the Fund will generally purchase or write only those options for which Haven believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Haven may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Additional risks exist with respect to certain of the U.S. government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-back securities issued by GNMA, FNMA or FHLMC, the mortgaged-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.
 If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities. The required cover will be marked-to-market daily.

          In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by Haven. Successful use by the Fund of options will be subject to Haven's ability to predict correctly movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          STOCK INDEX OPTIONS. The Fund may utilize up to 5% of its net assets to purchase exchange-listed put and call options on stock indexes, and may write options on such indexes to hedge against the effects of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite index, or a narrower market index such as the Standard & Poor's
100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

          Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Haven's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

          The Fund will engage in stock index options transactions only when determined by Haven to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account consisting of cash or high-grade liquid debt securities in an amount equal in value to the full amount the Fund has at risk and will maintain the account while the option is open. The aggregate value of the securities underlying the calls or puts on stock indexes written by the Fund, determined as of the date the options are sold, when added to the securities underlying the calls on securities written by the Fund, may not exceed 25% of the Fund's net assets. Requirements of the Code may limit the Fund's ability to engage in stock index transactions.

          WARRANTS. Up to 5% of the net assets of the Fund may be invested in warrants. A warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and it does not represent any rights in the assets of the issuer. For these reasons, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          INVESTMENT IN UNSEASONED COMPANIES. The Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity which can result in their being priced lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.



                  INVESTMENT RESTRICTIONS

          The Fund's investment objective and its intention to invest, under normal market conditions, at least 65% of its total assets in equity securities of domestic issuers are fundamental policies of the Fund and cannot be changed without the approval of a "majority of the Fund's outstanding voting securities." As used in the Prospectus and this Statement of Additional Information, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented, and (ii) more than 50% of the outstanding Shares.

          In addition, the following investment restrictions have been adopted by the Fund as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund may not:

          1. Borrow money, except from banks on a temporary or emergency basis in an aggregate amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed), provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing, if appropriately covered.

          2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limita-tions and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

          3. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

          4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

          5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

          6. Make short sales of securities (except short sales, against-the-box, or maintain a short position).


          7. Underwrite any issue of securities issued by others, except to the extent that the sale of securities acquired by the Fund directly from an issuer, underwriter or dealer may be deemed to be an underwriting.

          8. Purchase, hold or deal in real estate (including real estate lim-ited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

          9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis as described under "Investment Policies."

          10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

          11. Issue any senior security (as such term is defined in Sec-tion 18(f) of the 1940 Act) except as permitted in Investment Restriction No. 1.

          In addition to the investment restrictions mentioned above, the Trustees of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Fund without prior notice to or approval of shareholders. Accordingly, the Fund may not:

          1. Purchase the securities of any issuers if the officers or Trustees of the Fund, its investment advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

          2. Write covered calls or put options with respect to more than 5% of the value of its net assets, invest more than 5% of its net assets in protective put options or more than 5% of its total assets in puts, call, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options other than protective put options, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

          3. Invest more than 15% of its net assets in securities that are not liquid (i.e., securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment), and the Fund may not invest in securities that, at the time of purchase by or transfer to the Fund, are subject to restrictions on transfer, including, without limitation, legends as to applicable federal or state securities laws or other legal or contractual restrictions.

          4. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          5. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange to the extent permitted by applicable state securities laws.

          6. Purchase securities while the Fund's borrowings exceed 5% of its total assets.

          For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by the Fund. With respect to fundamental Investment Restriction No. 1, the Fund must maintain asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Shares in certain states. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Shares in the state involved. The Fund is also subject to diversification requirements imposed by the 1940 Act and the Code.


                    PORTFOLIO VALUATION

          The Prospectus discusses the manner in which and the time at which the net asset value of the Fund is determined for purposes of sales and redemptions.
 The net asset value of the Fund is determined on every business day that the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                   PORTFOLIO TRANSACTIONS

          Haven is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker.

          In the over-the-counter market, debt and equity securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund may also pay a mark-up (sometimes referred to as a dealer's turn) in principal transactions and in transactions in the over-the-counter market. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.
 On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In placing orders for portfolio securities of the Fund, Haven is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Haven will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Haven generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Haven will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or other clients of Haven. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Haven in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by Haven in providing investment advisory services for the Fund. On occasions when Haven deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which Haven or an affiliate acts as investment adviser), Haven, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Haven in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

          Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

Portfolio Turnover
------------------

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices which may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market de-cline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


                   MANAGEMENT OF THE FUND

Trustees
--------


          The Trustees and officers of the Trust are described in the Prospectus under the caption "Management of the Fund -- Trustees and Officers." Colin C. Ferenbach, Stephen Ely and Denis M. Turko each has a business address at 655 Third Avenue, New York, New York 10017. The business addresses of the remaining Trustees are as follows: D. Euan Baird, Schlumberger Ltd., 277 Park Avenue, New York, New York 10172; William F. Indoe, Sullivan & Cromwell, 125 Broad Street, New York, New York 10004; Robert E. Kaufmann, Spencer Stuart & Associates, Financial Center, 695 East Main Street, Stamford, Connecticut 06901; and John F. McNiff, Dover Corporation, 280 Park Avenue, New York, New York 10017.

          The following table sets forth the compensation paid to the outside Trustees of the Fund and Trust for the fiscal year ended October 31, 1995 (the Trust's first full fiscal year since its organization). No employee of Haven or Sunstone or any of their affiliates receives any compensation from the Fund or Trust for acting as an officer, Trustee or employee of the Trust. Each Trustee who is not a director, officer or employee of Haven, Sunstone or any of their affiliates receives an annual fee of $5,000, and $500 for each meeting of the Trustees attended by the Trustee for services as Trustee and is reimbursed for expenses incurred in connection with attendance at meetings of Trustees. Trustees receive no pension or retirement benefits from the Fund or Trust nor any compensation from any fund that (i) holds itself out to investors as related to the Fund for purposes of investment and investor services or (ii) has Haven, or an affiliated person of Haven, as its investment adviser.


                              Aggregate
                             Compensation
     Name of Trustee      from the Fund<F14>
     ---------------      ------------------


     D. Euan Baird              $6,000

     William F. Indoe           $7,000

     Robert E. Kaufmann         $7,000

     John F. McNiff             $7,000

     <F14>Fiscal year ended October 31, 1995.


Investment Adviser and Administrator
------------------------------------

          Haven serves as investment adviser to the Fund and PFPC serves as administrator to the Fund pursuant to separate written agreements (the "Investment Advisory Agreement" and the "Administration and Accounting Services Agreement," respectively). The services provided by, and the fees payable by the Fund to, Haven under the Investment Advisory Agreement and PFPC under the Administration and Accounting Services Agreement are summarized in the Prospec-tus.

          Pursuant to the Investment Advisory Agreement, Haven will use its best efforts to provide to the Fund continuing and suitable investment programs consistent with the investment objectives, policies and restrictions of the Fund. It will (i) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash;
(ii) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any;
(iii) make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised; (iv) advise the Trust in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies; (v) submit such reports relating to the valuation of the Fund's securities as the Trustees or the administrator of the Fund may reasonably request; (vi) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by Haven; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers Haven shall seek to obtain execution and pricing within the policy guidelines established by the Trustees and set forth in the N-1A Registration Statement as in effect from time to time; (vii) provide information in Haven's possession to the administrator of the Fund as such administrator may request to maintain and preserve the records required by the 1940 Act; (viii) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as Haven may deem necessary or useful in the discharge of Haven's duties hereunder; (ix) from time to time, or at any time requested by the Trustees, make reports to the Trustees concerning Haven's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund; and (x) cooperate generally with the Trust and the Fund to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including post-effective amendments to the Form N-1A Registration Statement, filings on Form N-SAR, periodic statements, reports to shareholders, shareholder communications and proxy material furnished to holders of the Shares, filings with state "blue sky" authorities and with the United States agencies responsible for tax matters, and other reports and filings of like nature.

          Haven further agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which Shares are registered or qualified for sale to the public, it will reduce its management fee and, if necessary, reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such fee reductions and reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets and 1.5% of the remaining average net assets of the Fund.

Custodian and Transfer Agent
----------------------------

          PNC Bank, National Association ("PNC Bank") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Services Agreement"). Under the Custodian Services Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Trustees concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PNC Bank.

          PFPC serves as the Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Services Agreement, under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by the Fund to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(c) maintains shareholder accounts, and (d) makes periodic reports to the Fund concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp.

Distributor
-----------

          Sunstone acts as the distributor of the Fund's Shares. Sunstone acts as agent in selling Shares under the distribution agreement with the Trust, on behalf of the Fund. The distribution agreement is renewable annually by the Trustees (including a majority of its Trustees who are not interested persons of the Trust or Sunstone), may be terminated on 60 days' notice by the Fund or by Sunstone, and is automatically terminated upon assignment. During the fiscal year ended October 31, 1995, the Fund paid distribution fees totaling $22,634 to Provident Distributors, Inc., the Fund's prior distributor, and $15,968 to Sunstone; and it paid commissions totaling $24 to selected broker-dealers.

Distribution Plan
-----------------

          As described in the Prospectus, the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act. See "Management of the Fund - Distributor and Distribution Plan" in the Prospectus. The Plan was last approved on June 22, 1995 by the affirmative vote of the Trustees and of the non-interested Trustees who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.

          The Plan provides for both the payment of a specified fee for distribution and marketing services and the reimbursement of payments to authorized selected broker-dealers and of out-of-pocket expenses incurred by Sunstone. If the Plan were terminated by the Trustees and no successor plan were adopted, the Fund would cease to make payments under the Plan to Sunstone and Sunstone would be able to recover only the amount of any of its unreimbursed expenditures.

          Under the Plan, the officers will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended under the Plan and the purposes for which such services were performed and expenditures were made.

          The Plan will continue in effect indefinitely, provided such contin-uance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Fund without approval of a majority of the outstanding voting securities of the Fund. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Fund. So long as the Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          Prior to the consummation of the exchange described in the Prospectus described under the caption, "The Exchange", Haven, a Delaware corporation, owned beneficially and of record all of the Shares. Haven is controlled by its managing directors, Messrs. Stephen Ely, Colin C. Ferenbach and Denis M. Turko.

          The table below sets forth the percentage of outstanding Shares owned of record and beneficially, as of January 31, 1996, by (i) each person known to the Trust to own beneficially or of record more than 5% of the Shares and
(ii) all Trustees and executive officers as a group.

                                  SHARES OWNED        SHARES OWNED
                                    OF RECORD         BENEFICIALLY
Thomas B. Walker, Jr.                 19.15%             19.15%
4332 Belclaire
Dallas, Texas 75205

George E. Doty                         8.15%             8.15%
61 Park Drive South
Rye, New York 10580

Donald R. Gant                         7.94%             7.94%
Young's Road
New Vernon, New Jersey 07976

J. Fred Weintz, Jr.                    5.71%             5.71%
43 Jones Park Drive
Riverside, Connecticut 06878

Peter G. Sachs                         5.81%             5.81%
443 Webbs Hill Road
Stamford, Connecticut 06903

All current Trustees and               1.10%             1.22%
executive officers as a group
(7 persons)



            SHARES OF BENEFICIAL INTERESTS AND OTHER SECURITIES

          The Fund has one class of securities, i.e., shares of beneficial interest with par value of $0.001, all of one class and having equal voting rights. See "Additional Information - A Description of Shares" in the Prospectus. The following description supplements information contained in the Prospectus.

          Generally, the Fund's shareholders are not personally liable for obli-gations of the Trust or Fund under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Fund or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Fund's shareholders to liability. To guard against this risk, the Declaration of Trust (i) contains a statement that the Fund's shareholders shall be entitled to the same limitation of personal liability extended to shareholders of private Delaware corporations for profit,
(ii) contains an express disclaimer of shareholder liability to third parties extending credit to, contracting with or having any claim against the Trust or any Series thereof, for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Fund or its Trustees and (iii) provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a shareholder of a Delaware corporation for profit would incur financial loss beyond his or her investment or (2)(a) a court refused to apply Delaware law, (b) no contractual limitation of liability was in effect and (c) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business, and the nature of its assets, Haven believes that the risk of personal liability to a Fund share-holder is remote.

          No action may be brought by a shareholder on behalf of the Trust or the Fund unless shareholders owning not less than 20% of the Trust or Fund, as the case may be, join in the bringing of the action.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Information on how to purchase and redeem Shares and how such Shares are priced is included in the Prospectus.

          In confirming that redemption instructions communicated by telephone are genuine, PFPC will require the caller to provide caller identification information that must match the account's registration information.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

          Although the Fund does not intend to make payment of redemption proceeds in securities or other property (rather than cash), the Trustees have reserved the right to make such in-kind payments when a shareholder elects to redeem shares in-kind and when, in the Trustees' judgment and in light of their fiduciary duties to all shareholders, the overall interests of the Fund's shareholders would not be harmed. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. If the Fund were to make payment of redemption proceeds in foreign securities, the redeeming Shareholder may experience risks and costs due to, among other things, currency risk, market risk, and added disposal costs. See "Investment Practices and Related Risk Factors -- Foreign Securities" in the Prospectus.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary supplementing the Prospectus and is not intended as a substitute for careful tax planning by prospective shareholders.

          The Fund intends to qualify for each fiscal year as a "regulated in-vestment company" under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its income and capital gains, if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for U.S. Federal income tax purposes ("net investment income"). Net investment income includes dividends, interest, net short-term capital gains in excess of net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and, in certain circumstances, net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for U.S. Federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on accrued but not yet received earnings.

          To qualify under Subchapter M, the Fund must, among other things:
(1) derive at least 90% of its gross income from dividends, interest, payments with respect to stock or securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, including, generally, gains from options, futures and forward contracts and foreign currency gains (under regulations which may be promulgated, foreign currency gains which are not directly related to the Fund's principal business of investing in stocks or securities may not be treated as qualifying income for this purpose); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts and foreign currencies held less than three months (excluding, for this purpose, gains from foreign currencies (and options, futures and forward contracts on foreign currencies) that are directly related to the Fund's principal business of investing in stocks or securities or options or futures thereon); and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectus. Pending legislation would, however, repeal the restriction on income from securities held less than three months; it is unclear whether, and to what extent, such legislation might be enacted.

          The Fund's transactions, if any, in foreign currencies, forward con-tracts, options and futures contracts (including options and forward contracts on foreign currencies) and stock of "passive foreign investment companies" will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, cause the Fund to be subject to hyperinflationary currency rules and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out at the end of the Fund's fiscal year) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

          Shareholders electing to receive distributions in the form of additional Shares will have a cost basis for federal income tax purposes in each Share so received equal to the net asset value of a Share on the reinvestment date.

          Dividends paid by the Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations. Distributions to corporations of long-term capital gains are not eligible for the dividends-received deduction.

          Distributions by the Fund result in a reduction in the net asset value of the Fund's Shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them. Also, to the extent securities of the Fund have appreciated when an investor purchases Shares of the Fund, a future realization and distribution of such appreciation will be taxable to the shareholders even though it may constitute, from an investor's standpoint, a partial return of capital.

          Upon the redemption, sale or exchange of Shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon the shareholder's holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent new Shares are purchased, or received through reinvesting dividends and capital gains distributions in the Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption or sale. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share.

          The Fund may be required to withhold for U.S. Federal income taxes 31% of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup with-holding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

          Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's income to be distributed to its shareholders as ordinary income.

          The Fund believes that it may constitute a personal holding company; as such, it would be subject to additional taxes with respect to its net investment income not distributed to shareholders within applicable time periods. The Fund intends to distribute all of its net investment income within such time periods so as not to be subject to such taxes. With respect to any such income not so distributed, it would be subject to corporate taxation at the highest rate, currently 35%, generally applicable to income of corporations, rather than at the graduated corporate tax rates that would otherwise apply; it would also be subject to an additional tax, at the rate of 39.6%, on its "undistributed personal holding company income," which, in general, would be its undistributed net investment income (not including any short-term capital gains) reduced by the federal corporate tax paid thereon.

          The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each share-holder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Shares, including the likelihood that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions constituting ordinary income.

          Shareholders are advised to consult their own tax advisers with respect to the particular federal, state, and local tax consequences to them of an investment in the Fund.


                          DETERMINATION OF PERFORMANCE DATA

          The average annual total return is determined by multiplying a hypo-thetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and analyzing the result. The calculation assumes that all distributions are reinvested at net asset value on the rein-vestment dates during the period.

          For the period from June 23, 1994 (the date of the Fund's commencement) through October 31, 1995, the Fund had a cumulative total return of 21.04%. The following table shows the combined average annual total returns of the Fund and HCM Partners, L.P., a limited partnership for which Haven acted as investment adviser and three of the Fund's Trustees acted as general partners (the "Partnership"), for the periods ended October 31, 1995:

                                    One          Five             Ten
                                   Year          Years           Years
                                   -----         -----           -----
The Haven Fund and
  HCM Partners, L.P.              13.65%         16.37%          12.25%

          The Fund's total return, and the combined total return of the Fund and the Partnership, may be compared to the Consumer Price Index and various domestic and foreign securities and mutual fund indices, for example: Standard & Poor's Index of 400 Common Stocks, Standard & Poor's Index of 500 Common Stocks, Lipper Growth Fund Index, Morningstar Growth Average, the Wilshire 4500 Stock Index and the Dow Jones Industrial Average. The Fund's total return, and the combined total return of the Fund and the Partnership, and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

          Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g., Lipper Analytical Services, Inc., Morningstar, Inc., Value Line, Ibbotson Associates, Standard & Poor's Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bloomberg, L.P., Dow Jones & Company, Inc. and The Federal Reserve Board) or included in various publications (e.g., The Wall Street Journal, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g., common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

          From time to time, information about the allocation and holdings of investments in the Fund may be included in advertisements and other material furnished to present and prospective shareholders.

          From time to time, evaluations of the Fund's performance and the combined performance of the Fund and the Partnership made by independent sources, such as Lipper Analytical Services, Inc., CDA/Weisenberger and Morningstar, Inc. may be used in advertisements and in information furnished to present or prospective shareholders.

          Information used in advertisements and materials furnished to present or prospective shareholders may include examples and performance illustrations of the cumulative change in various levels of investments in the Fund, and in the Fund and the Partnership, for various periods of time and at various prices per share. Such examples and illustrations may assume that all dividends and capital gain distributions are reinvested in additional Shares and may also show separately the value of Shares acquired from such reinvestments as well as the total value of all Shares acquired for such investments and reinvestments. Such information may also include statements or illustrations relating to the appro-priateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.


                          AUDITORS AND COUNSEL

          The Fund's independent public accountants are Coopers & Lybrand L.L.P., with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103. Coopers & Lybrand L.L.P. provides audit services, tax return assistance and consultation with respect to the preparation of filings with the SEC.

          Debevoise & Plimpton serves as counsel to the Fund and to Haven.


                              FINANCIAL STATEMENTS

           The financial statements for the fiscal year ended October 31, 1995 and the report of Coopers & Lybrand L.L.P. on such annual financial statements contained in the Fund's Annual Report to Shareholders for the year ended October 31, 1995 (the "Annual Report") are incorporated herein by reference to such financial statements and report in reliance upon the authority of Coopers & Lybrand L.L.P. as experts in auditing and accounting. Additional copies of the Fund's Annual Report may be obtained at no charge by telephoning Sunstone at the telephone number appearing on the front page of this Statement of Additional Information.


                          APPENDIX

                   DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------
          Commercial paper rated A-1 by Standard and Poor's Corporation ("S&P") indicates that the degree of safety regarding timely payment is either over-whelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or re-lated supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.
 Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
----------------------
          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          To provide more detailed indications of credit quality, the ratings of "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa Securities.

          A - Bonds which are rated A possess many favorable investment attri-butes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be preset which suggest a susceptibility to impairment sometime in the future.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" and "A". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.



PART C
                     OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------


  (a)     Financial Statements

          Part A - Financial Highlights for the period June 23, 1994 (commencement of operations) to October 31, 1995.

          Part B - Statement of Net Assets as of October 31, 1995; Statement of Operations for the year then ended; and Statement of Changes in Net Assets for each of the period ended October 31, 1994 and the year ended October 31, 1995.


  (b)     Exhibits:


Exhibit No.                                       Description of Exhibit
----------                                        ----------------------

 1<F15>   Agreement and Declaration of Trust of the Registrant

 2<F15>   By-Laws of the Registrant

  3       Not Applicable

  4       Not Applicable

 5<F15>   Form of Investment Advisory Agreement

6(a)<F15> Distribution Agreement

 (b) Service Agreement between Sunstone, on behalf of the Fund, and Jack White & Company

  7       Not Applicable

8(a)<F15> Form of Custodian Services Agreement

(b)<F15>  Sub-Custodian Agreement

9(a)<F15> Form of Transfer Agency Services Agreement

(b)<F15>  Form of Administration and Accounting Services Agreement

 10<F15>
   (a)<F15> Opinion and consent of Debevoise & Plimpton
   (b)<F15> Opinion and consent of Richards, Layton & Finger

 11       Consent of Coopers & Lybrand L.L.P.

 12       Not Applicable

 13<F15>  Form of Subscription Agreement

 14       Not Applicable

 15<F15>  Distribution Plan

 16       Cumulative Total Return Computation

 17       Financial Data Schedule

 18       Not Applicable

 <F15> Previously filed.


Item 25.  Persons Controlled by or Under Common Control
  with Registrant
  ---------------

  Not applicable.


Item 26.  Number of Holders of Securities
          -------------------------------

                              Number of Record Holders
Title of Class                as of January 31, 1996
--------------                ----------------------

Shares of beneficial interest            106
(Par value $0.001)


Item 27.  Indemnification
          ---------------

  The Agreement and Declaration of Trust of The Haven Capital Management Trust (the "Trust") provides the following limitations on liability and indemni-fications to Trustees and shareholders (including shareholders who may, as a result of holding more than 5% of the shares of beneficial interest of the Fund (the "Shares"), be deemed to be "affiliated persons"):

     Section 1.2(d). "Covered Person" shall mean each Trustee, officer, employee, agent (including, without limitation, any Investment Adviser, Distributor, custodian or transfer agent or any director, officer or employee thereof) of the Trust or any Series, when acting in such capacity;

     Section 3.13.  Standard of Care of Trustees.  The exercise by the Trustees
                    ----------------------------
of their powers and discretion hereunder and the construction in good faith by the Trustees of the meaning or effect of any provision of this Declaration shall be binding upon everyone interested. No Covered Person shall be liable to the Trust or the Shareholders except for its own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office.

      To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust, a Shareholder or a Trustee, any such Covered Person acting under this Declaration or By-Laws shall not be liable to the Trust, any Shareholder or any Trustee for such Covered Person's good faith reliance on the provisions of this Declaration or By-Laws. The provisions of this Declaration or By-Laws, to the extent that they restrict the duties and liabilities of any such Covered Person otherwise existing at law or in equity, are agreed by the Trustees and the Shareholders to replace such other duties and liabilities of such Covered Person.

      Whenever in this Declaration or By-Laws, the Trustees are permitted or required to make a decision (i) in their "sole discretion" or under a similar grant of authority or latitude, the Trustees shall be entitled to consider only such interests and factors as they desire, whether reasonable or unreasonable, and, except as otherwise prohibited under the 1940 Act, may consider their own interests or (ii) in their "good faith" or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standards imposed by this Declaration, the By-laws, law or any other agreement contemplated herein, except as otherwise required under the 1940 Act. Each Shareholder and Trustee hereby agrees that any standard of care or duty imposed in this Declaration or the By-Laws or any other agreement contemplated herein or under the Delaware Act or any other applicable law, rule or regulation shall be modified, waived or limited in each case as required to permit the Trustees to act under this Declaration or the By-Laws or any other agreement contemplated herein and to make any decision pursuant to the authority prescribed in this Declaration or the By-Laws.

      Section 5.1.  No Personal Liability of Shareholders or Covered Persons.
                    --------------------------------------------------------
The Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. No Covered Person shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. All Persons extending credit to, contracting with or having any claim against the Trust or any Series thereof shall look only to the assets of the Trust or of such Series, as the case may be, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. No Covered Person shall be subject to any personal liability whatsoever to any person other than the Trust or the Shareholders in connection with the Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. The Trustees shall not be responsible or liable to the Trust or the Shareholders for any neglect or wrongdoing of any officer, employee or agent (including, without limitation, any Investment Adviser, Distributor, custodian, or transfer agent) of the Trust or any Series thereof, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee.

         Section 5.3.  Indemnification of Covered Persons.  To the fullest
                       ----------------------------------
extent permitted by law, the Trust shall indemnify and hold harmless any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Trust) by reason of any action or omission, or any alleged act or omission, arising out of such Covered Person's activities as a Covered Person if such activities were performed in good faith and were reasonably believed by such Covered Person to be in or not opposed to the best interests of the Trust, against losses, damages, or expenses for which such Covered Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Covered Person in connection with such action, suit or proceeding, so long as such Covered Person was not liable for or guilty of gross negligence, willful misfeasance, bad faith or reckless disregard of such Covered Person's duties with respect to such acts or omissions and, with respect to any criminal proceeding, had not reasonable cause to believe his conduct was unlawful. Notwithstanding the foregoing, absent a judicial or administrative determination that a Covered Person seeking indemnification was not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the 1940 Act ("Disabling Conduct"), all determinations that a Covered Person did not engage in Disabling Conduct shall be based upon a review of the facts, by (a) indepen-dent legal counsel in a written opinion or (b) if a quorum of Trustees who are neither "interested persons" of the Trust or Series, as the case may be, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("Disinterested, Non-Party Trustees") may be obtained, a vote of a majority of such quorum. Notwithstanding anything herein to the contrary, if any matter that is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 5.3. The indemnified Covered Person shall give a written undertaking to reimburse the Trust or the Series, as the case may be, in the event it is subsequently determined that it is not entitled to such indem-nification and (A) the indemnified Covered Person shall provide security for its undertaking, (B) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of Disinterested, Non-Party Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Covered Person under these provisions shall not exclude any other right to which it may be lawfully entitled and shall inure to the benefit of its heirs, executors, administrators or other legal representatives.

         Section 5.4.  Indemnification of Shareholders.  In case any
                       -------------------------------
Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series of which such Shareholder held Shares, to be held harmless from and indemnified against all loss and expense, including legal expenses reasonably incurred, arising from such liability. The rights accruing to a Shareholder under this
Section 5.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 11.5.  Provisions in Conflict with Law or Regulations.
                        ----------------------------------------------
(a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in con-flict with requirements of the 1940 Act, would be inconsistent with any of the conditions necessary for qualification of the Trust as a regulated investment company under the Code or is inconsistent with other applicable laws and regu-lations, such provision shall be deemed never to have constituted a part of this Declaration, provided that such determination shall not affect any of the
             --------
remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

  The By-Laws of Haven Capital Management, Inc., the Fund's investment adviser, provides the following indemnification in its Section 6.01:

The Corporation shall, to the fullest extent permitted by applicable law from time to time in effect, indemnify any and all persons who may serve or who have served at any time as Directors or officers of the Corporation, or who at the request of the Corporation may serve or at any time have served as Directors or officers of another corporation (including subsidiaries of the Corporation) or of any partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law. Such indemnification shall continue as to a person who has ceased to be Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may also indemnify any and all other person whom it shall have power to indemnify under any applicable law from time to time in effect to the extent authorized by the Board of Directors and permitted by such law. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person may be entitled under any provision of the Certificate of Incorporation, other By-Law, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. [Section 145.]

  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemni-fication by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of
  Investment Adviser
  ------------------

  Haven acts as investment adviser to Registrant. Haven renders investment advice to a variety of individual and institutional clients. Set forth below is a list of officers and directors of Haven, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years.


                       Position/Office              Other
Name                   with Haven<F16>              Business, etc.
----                   ----------                   --------------

Stephen Ely            Managing Director and        General Partner of HCM
                       Chairman                     Partners, L.P.
Colin C. Ferenbach     Managing Director and        General Partner of HCM
                       Secretary                    Partners, L.P.
Denis M. Turko         Managing Director and        General Partner of HCM
                       Treasurer                    Partners, L.P.

<F16>Address:  655 Third Avenue, New York, New York 10017.


Item 29. Principal Underwriters
         ----------------------

          (a) Sunstone Financial Group, Inc. ("Sunstone") serves as principal underwriter for Registrant. Sunstone acts as an underwriter for:

                       Northern Funds
                  First Omaha Funds, Inc.

          (b) To the best of Registrant's knowledge, the directors and executive officers of Sunstone, distributor for Registrant, are as follows:

Name and Principal Business Address   Positions and Offices with Sunstone
-----------------------------------   -----------------------------------

Miriam M. Allison                     President and Director
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Daniel S. Allison                     Secretary and Director
1241 N. Franklin Place
Milwaukee, WI 53202

Theresa A. Ladwig                     Vice President
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Mary M. Tenwinkel                     Senior Vice President
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Randy M. Pavlick                      Vice President
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Anita M. Zagrodnik                    Vice President
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Fayez Akhras                          Vice President
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

          (c) Commissions and compensation paid to principal underwriters who were not affiliated persons of the Registrant, or affiliated persons of such an affiliated person, during the fiscal year ended October 31, 1995 were as follows:



    (1)            (2)             (3)             (4)            (5)
                   Net
              Underwriting
  Name of       Discounts    Compensation on
 Principal         and       Redemption and     Brokerage        Other
Underwriter    Commissions     Repurchase      Commissions   Compensation
 Provident
Distributor,       $0              $0              $0        $ 22,634 <F17>
    Inc.
  Sunstone         $0              $0              $0        $ 15,968 <F18>


Item 30.  Location of Accounts and Records
          --------------------------------

          (1)  The Haven Capital Management Trust
               c/o Haven Capital Management, Inc.
               655 Third Avenue
               New York, New York  10017
               (Agreement and Declaration of Trust,
               By-Laws and minute books of the Trust)

          (2)  PFPC Inc.
               103 Bellevue Parkway
               Wilmington, Delaware  19809

<F17> Compensation pursuant to Rule 12b-1 distribution plan paid to the
      Fund's prior distributor
<F18> Compensation pursuant to Rule 12b-1 distribution plan paid to the
      Fund's current distributor

               (records relating to its functions as administrator)

          (3)  PFPC Inc.
               103 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as transfer and dividend disbursing agent)

          (4)  PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania  19101
               (records relating to its functions as custodian)

          (5)  Sunstone Financial Group, Inc.
               207 East Buffalo Street, Suite 400
               Milwaukee, Wisconsin 53202
               (records relating to its functions as principal underwriter)

          (6)  Haven Capital Management, Inc.
               655 Third Avenue
               New York, New York  10017
               (records relating to its functions as investment adviser)


Item 31.  Management Services
          -------------------

          Not applicable.

Item 32.  Undertaking
          -----------

          (a) Since the Registrant does not intend to hold annual shareholder meetings, Registrant hereby undertakes to assist in shareholder communications in a manner consistent with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                         SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 6 pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 1996.

                               THE HAVEN CAPITAL
                                MANAGEMENT TRUST

                              By: /s/ Colin C. Ferenbach
                                  ------------------------

                                   Colin C. Ferenbach
                                   President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                Title                          Date
---------                -----                          ----

/s/ Colin C. Ferenbach   President and Trustee (Chief       February 28, 1996
----------------------   Executive Officer)
Colin C. Ferenbach

/s/ Stephen Ely          Treasurer, Secretary and           February 28, 1996
--------------------     Trustee (Chief Financial
Stephen Ely              Officer)


/s/ Denis M. Turko       Vice President and Trustee         February 28, 1996
--------------------
Denis M. Turko

/s/ D. Euan Baird*       Trustee                            February 28, 1996
--------------------
D. Euan Baird

/s/ William F. Indoe*    Trustee                            February 28, 1996
---------------------
William F. Indoe


/s/ Robert E. Kaufmann*  Trustee                            February 28, 1996
-----------------------
Robert E. Kaufmann

/s/ John F. McNiff*      Trustee                            February 28, 1996
--------------------
John F. McNiff

* By:/s/ Colin C. Ferenbach
     ----------------------
    Colin C. Ferenbach
    Attorney-in-fact<F19>

<F19>Pursuant to the power of attorney filed as part of the signature page to
Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, No. 33-76670, filed May 25, 1994.


                               INDEX TO EXHIBITS

Exhibit                                                    Page Number
  No.                     Description                     in Sequential
  ---                     -----------                    Numbering System
                                                         ----------------

 1<F20>     Agreement and Declaration of Trust of the
            Registrant
 2<F20>     By-Laws of the Registrant
 5<F20>     Form of Investment Advisory Agreement
 6(a)<F20>  Distribution Agreement
 6(b)       Service Agreement between Sunstone Financial
            Group, Inc., on behalf  of the Fund, and
            Jack White & Company
 8(a)<F20>  Form of Custodian Services Agreement
  (b)<F20>  Sub-Custodian Custody Agreement
 9(a)<F20>  Form of Transfer Agency Services Agreement
  (b)<F20>  Form of Administration and Accounting
            Services Agreement
10(a)<F20>  Opinion and consent of Debevoise & Plimpton
  (b)<F20>  Opinion and consent of Richards, Layton &
            Finger
11          Consent of Coopers & Lybrand L.L.P.
13<F20>     Form of Subscription Agreement
15<F20>     Distribution Plan
16          Cumulative Total Return Computation
17          Financial Data Schedule

<F20>Previously filed.


Exhibit 6(b)
                      SERVICE AGREEMENT
              NOFEE NETWORK MUTUAL FUND SERVICE

Sunstone Financial Group, Inc., on behalf of The Haven Fund (the "Funds") and Jack White & Company hereby agree as follows:

1. Jack White & Company will provide or arrange for the provision to the Funds of certain shareholder Services described herein as part of its NoFee Network (No Transaction Fee) Service. In consideration of such services, SFG, Inc. on behalf of The Haven Fund, agrees to pay to Jack White & Company a shareholder service fee as set forth herein.

2. Services.  Jack White & Company agrees to perform or arrange for the
   --------
performance of the following Services:

  Order Processing
  ----------------

   Jack White & Company shall:

   Process all purchase, redemption and exchange orders by investors; transmit or arrange for the transmission to each Fund each Business Day by 4:00 P.M. (eastern time) purchase or redemption orders reflecting purchase, redemption and exchange orders received by it that business day with respect to subaccounts.

  Record Maintenance
  ------------------

   Jack White & Company shall:

   Maintain records for each customer who holds shares of a participating fund in an account with us, which records shall include: number of shares; date and price of purchases and redemptions (including dividend reinvestments) and dates and amounts of dividends paid for at least the current year to date; name and address of such customers; records of distributions and dividend payments; any transfers of shares; and overall control records.

  Shareholder Communications
  --------------------------

   Jack White & Company shall:

   Mail Fund prospectuses, statements of additional information, and any supplements thereto, upon customer request and, as applicable, upon confirmation of customer purchases;

   Mail statements to customers on a monthly basis (or, as to accounts in which there has been no activity in particular month, no less frequently than quarterly) showing, among other things, the number of shares of each fund owned by such customers and the net asset values of such shares as of a recent date.

   Produce and mail to customers confirmation statements reflecting purchases and redemptions of shares of each fund in a customer's account.

   Respond to customer inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates.

  Tax Information Returns and Reports
  -----------------------------------

   Jack White & Company will arrange for the preparation and filing with the appropriate governmental agencies such information returns and reports as are required to be so filed for reporting (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and (iii) gross proceeds of sales transactions as required.

3. Fees.  Payment due to Jack White & Company for its services will be based on
   ----
the average monthly market value of Eligible Fund Share Balances for each fund held in Jack White & Company accounts. Eligible Fund Share Balances held in Jack White & Company accounts will be monitored and updated on a daily basis. Eligible Fund Share Balances on which service fees shall be paid are the following: (i) Fund shares purchased through subaccounts held with Jack White & Company; (ii) additional Fund shares received through dividends reinvested in the same fund; and (iii) Fund shares transferred into Jack White & Company accounts from other brokerage firms, the Funds, its transfer agent, or other service agents.

The annual service fee rate is .25%.

4.All fund positions are held in book entry form our clearing agent, Donaldson, Lufkin & Jenrette, Pershing Division. Operations procedures are established between the Funds and Donaldson Lufkin & Jenrette, Pershing Division.

5.Jack White & Company maintains a policy that, in order for customers to avoid transaction fees, customers shall adhere to a limitation on short-term redemptions. The limitation currently states as follows:

  A "Short-term redemption" is defined as any redemption of shares purchased within 90 days (60 days for accounts controlled by financial advisors) of the redemption trade date. A transaction fee will apply to short term redemptions.
 If a customer makes 15 short-term redemptions in a calendar year, transaction fees will apply on all of the customer's transactions for the remainder of the year.

Jack White & Company reserves the right to modify at any time its policies and limitations regarding short-term redemptions.

6. Jack White & Company agrees to monitor customer activity in the No Transaction Fee Service to control short-term trading activity, according to the Fund management's policies or the Fund's prospectus. Jack White & Company requests that each fund participating in the program provide written guidelines to be communicated with prospective shareholders regarding the size, number, and frequency of transactions each customer shall be allowed to make within a specified time period. If no policies are communicated to Jack White & Company by the Funds it will be assumed that the Funds have no additional restrictions that need be considered by Jack White & Company or by its customers.

7. Jack White & Company is registered as a broker-dealer under the Securities Exchange Act of 1934 in all 50 states and in the District of Columbia and is qualified to act as a broker-dealer in the states or other jurisdictions where we transact business, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"). Representatives of Jack White & Company do not solicit orders to buy or sell mutual fund shares. All orders to buy or sell mutual funds are unsolicited.

8. Each Fund understands that upon the addition of a fund to the NoFee Network, Jack White & Company will update its listing of participating funds to indicate their availability in the service. Such listings are sent to existing and prospective clients. Participating funds may also be named on a "messages" section of customer account statements. Funds participating in the program will be highlighted in Jack White & Company's regularly published mutual fund list, the Mutual Fund Network. Each Fund consents to such references to it.
    -------------------

9.Each Fund acknowledges that Jack White & Company intends to market its NoFee Network to its current and prospective customers via direct mailing and regular advertising in regional and national financial publications, trade conferences, and other media and that Jack White & Company may include reference in its advertising to the Funds' participation in the NoFee Network, and each Fund consents to such references to it.

10.Participation in the No Transaction Fee Service may be terminated upon no less than 30 days' advance notification in writing either by the Funds or by Jack White & Company.

11.Other funds sponsored or distributed by the sponsor or distributor of the Funds, whose registration may not currently be effective or whose operations commence after the date of this agreement may be included under the terms of this agreement without written amendment.

  See Addendum attached hereto.

  IN WITNESS WHEREOF the parties hereto have delivered and executed this Agreement.

By:
   --------------------------------------

  Authorized Signature              Date

  Print Name                             Title

Send Invoices for Service Fees to ATTN:
                                       --------------------

Address

-------------------------------------------
Telephone                                    FAX

Name of Operations Contact Person:  Mr. Colin Ferenbach

Address:  The Haven Capital Management Trust, 655 Third Avenue, NY, NY 10017

Telephone:  (212) 953-2322      FAX:  (212) 818-9044

Accepted by:

Jack White & Company, Authorized Officer


                       ADDENDUM TO THE
    SERVICE AGREEMENT - NO FEE NETWORK MUTUAL FUND SERVICE


The Service Agreement - No Fee Network Mutual Fund Service by and between Jack White & Company and Sunstone Financial Group, Inc. on behalf of The Haven Fund is hereby amended as follows:

1. The phrase "average monthly market value" in the first sentence of Section 3 shall be changed to "average daily market value."

2. Sections 8 and 9 shall be contingent upon the following:

       Neither Jack White & Company nor any of its officers, employees or agents are authorized to make any representations concerning the Fund except those contained in the Fund's then current prospectus and statement of additional information, copies of which will be supplied by the Fund to Jack White & Company, or in such supplemental literature or advertising as may be authorized by the Fund or its distributor in writing.

3. Jack White & Company will furnish the Fund or its designees with such information as it or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Jack White & Company customers of the services described in the Service Agreement, as amended, and blue sky reports at least monthly), and will otherwise cooperate with the Fund and its designees (including, without limitation, any auditors designated by the Fund), in connection with the preparation of reports to its Board of Trustees concerning the Service Agreement, as amended, and the monies paid or payable by the Fund pursuant hereto, as well as any other reports or filings that may be required by law.

4. Jack White & Company represents, warrants and agrees that Jack White & Company will comply, at all times, with all applicable federal and state laws, rules and regulations. You will be informed as to the states in which shares of the Fund have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states. Attached is the current list of such states.

5. The Service Agreement, as amended, hereby is executed by or on behalf of the Fund and the obligations thereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually but are binding only upon the Fund and its assets and property. All obligations under the Service Agreement, as amended, shall apply only on a fund by fund basis, and the assets of one fund shall not be liable for the obligations of another fund. Haven Funds' Agreement and Declaration of Trust is on file with the Secretary of State of Delaware.

                                     SUNSTONE FINANCIAL GROUP, INC.
                                     on behalf of The Haven Fund


Date:                           By:
     ------------                  ------------------------
                                     (Authorized Officer)


                                     JACK WHITE & COMPANY

Date:                           By:
     ------------                  ------------------------
                                    (Authorized Officer)


Exhibit 11

                    CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference of our report dated November 30, 1995 accompanying the financial statements of The Haven Capital Management
Trust comprised of The Haven Fund and the reference to our Firm under the headings "Financial Highlights" and "The Exchange" in the Prospectus and "Auditors and Counsel" and "Financial Statements" in the Statement of Additional Information in this Post-Effective Amendment No. 6 under the Securities Act of 1933, as amended, to this Registration Statement on Form N-1A (File No. 33-76670) of the Haven Capital Management Trust.

/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 28, 1996


Exhibit 16

       CUMULATIVE TOTAL RETURN (assuming NO SALES LOAD)
      June 23, 1994 (Inception) through October 31, 1995

                -----------------------------

                              ERV
                Formula:T = (--------) - 1
                               P

                Where:

                P =a hypothetical initial payment of $1,000 made on June 23, 1994, commencement of the Fund
                T =Cumulative total return
                ERV =    Ending Redeemable Value of a hypothetical $1,000
payment made at the beginning of the period, assuming NO sales load.

                    P   =  $1,000
                    ERV =  $1,210
CUMULATIVE TOTAL RETURN = 21.04%



          AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
         AND THE PARTNERSHIP (assuming NO SALES LOAD)

                 ----------------------------

             For the year ended October 31, 1995

                              ERV
                Formula:T = (--------) - 1
                               P

             Where:

             P = a hypothetical initial payment of $1,000 made on November 1,
1994
             T = Average annual total return
           ERV =    Ending Redeemable Value of a hypothetical $1,000
payment made at the beginning of the period, assuming NO sales load.

                   P   = $1,000
                   ERV = $1,137
AVERAGE ANNUAL TOTAL RETURN = 13.65%



          AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
         AND THE PARTNERSHIP (assuming NO SALES LOAD)

            --------------------------------------

          For the five years ended October 31, 1995

            Formula: P(1 + T)5 = ERV

            Where:

            P = a hypothetical initial payment of $1,000 made on November 1,
1990
            T = Average annual total return
          ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, assuming NO sales load.

                  P = $1,000
                ERV = $2,134
AVERAGE ANNUAL TOTAL RETURN = 16.37%


          AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
         AND THE PARTNERSHIP (assuming NO SALES LOAD)

                 ---------------------------

           For the ten years ended October 31, 1995

                Formula: P(1 + T)10 = ERV

              Where:

              P = a hypothetical initial payment of $1,000 made on November 1, 1985
              T = Average annual total return
            ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, assuming NO sales load.

                  P = $1,000
                ERV = $3,176
AVERAGE ANNUAL TOTAL RETURN = 12.25%


Exhibit 17

[ARTICLE] 6
[CIK] 0000920699
[NAME] THE HAVEN FUND

[PERIOD-TYPE]                   6-MOS
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                         44401467
[INVESTMENTS-AT-VALUE]                        54642829
[RECEIVABLES]                                   723672
[ASSETS-OTHER]                                  283218
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                55649719
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        71101
[TOTAL-LIABILITIES]                              71101
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                      44938113
[SHARES-COMMON-STOCK]                          4761489
[SHARES-COMMON-PRIOR]                          4256375
[ACCUMULATED-NII-CURRENT]                       560954
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        3393743
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                      10241362
[NET-ASSETS]                                  55578618
[DIVIDEND-INCOME]                               771448
[INTEREST-INCOME]                               346130
[OTHER-INCOME]                                  199022
[EXPENSES-NET]                                  755646
[NET-INVESTMENT-INCOME]                         560954
[REALIZED-GAINS-CURRENT]                       3393743
[APPREC-INCREASE-CURRENT]                      2592806
[NET-CHANGE-FROM-OPS]                          6547503
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       685149
[DISTRIBUTIONS-OF-GAINS]                        961624
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         424112
[NUMBER-OF-SHARES-REDEEMED]                      60964
[SHARES-REINVESTED]                             141967
[NET-CHANGE-IN-ASSETS]                        10246763
[ACCUMULATED-NII-PRIOR]                         172203
[ACCUMULATED-GAINS-PRIOR]                       953748
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           297723
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                 784397
[AVERAGE-NET-ASSETS]                          49620477
[PER-SHARE-NAV-BEGIN]                            10.65
[PER-SHARE-NII]                                    .12
[PER-SHARE-GAIN-APPREC]                           1.28
[PER-SHARE-DIVIDEND]                             (.15)
[PER-SHARE-DISTRIBUTIONS]                        (.23)
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              11.67
[EXPENSE-RATIO]                                   1.53
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0